PROSPECTUS
April 20, 1998

CALVERT SOCIAL INVESTMENT FUND

MANAGED INDEX PORTFOLIO
Class I (Institutional Investors)
4550 Montgomery Avenue, Bethesda, Maryland 20814

INVESTMENT OBJECTIVE

The Managed Index Portfolio (the "Portfolio") seeks to provide a total return after expenses which exceeds over time the total return of the Russell 1000 Index. The Portfolio seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investment in equity securities that satisfy the Portfolio's investment and social criteria.

WHETHER THE PORTFOLIO IS FOR YOU

The Portfolio is designed for investors who are seeking returns which exceed the Russell 1000 Index with similar risk characteristics and who want to invest in socially responsible companies.

This Prospectus sets forth information that prospective purchases of Class I shares should know before investing. Please keep it for future reference. A Statement of Additional Information for the Portfolio dated March 3, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Portfolio:
800-368-2748.

The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Portfolio.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE THE SHARES DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, OR ANY OTHER BANK. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.


PORTFOLIO EXPENSES

A.   Shareholder Transaction Costs                        Class I

Front-End Sales Charge on Purchases                       None

Contingent Deferred Sales Charge                          None

B.   Annual Portfolio Operating Expenses                  Class I
     (as a percentage of average net assets)

     Management Fees (includes administrative fees)       0.70%
     Rule 12b-1 Service and Distribution Fees             None
     Other Expenses (estimated after fee
     waiver/reimbursement by Advisor)                     0.05%
     Portfolio Operating Expenses (after
     fee waiver/expense reimbursement
     by Advisor)                                          0.75%

C. Example: You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return; and (2) redemption at the end of each period.

                  1 Year            3 years

Class I           $8                $24

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses (other than account maintenance fees) that an investor in the Portfolio would bear directly (shareholder transaction costs) or indirectly (annual portfolio operating expenses).

A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of the Portfolio.

B. Annual Portfolio Operating Expenses. Management Fees are paid by the Portfolio to the Advisor for managing its investments and business affairs. Management fees include the subadvisory fee paid by Calvert Asset Management Company, Inc. (the "Advisor") to State Street Global Advisors (the "Subadvisor"), and the administrative service fee paid by the Portfolio to Calvert Administrative Services Company. The Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Other expenses are based on estimates for the current fiscal year. Management Fees and Other Expenses are reflected in the Portfolio's daily share price and are not charged directly to individual shareholder accounts. Please refer to "Management of the Portfolio" for further information. The Advisor may voluntarily reimburse expenses of the Portfolio or waive its fees. The Advisor may recapture from the Fund any fees it waives or expenses it assumes, subject to certain limitations. Through March 31, 1999, the Advisor has agreed to cap expenses at 0.75% for Class I. Gross Total Portfolio Operating Expenses during this period are expected to be 0.83% for Class I.

Certain broker/dealers and/or their salespersons may receive compensation for the distribution of the securities or for services to the Portfolio. See "Shareholder Guide, Arrangements with Broker-Dealers and Others" and the Statement of Additional Information, "Method of Distribution."

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Managed Index Portfolio (the "Portfolio") seeks to provide a total return after expenses which exceeds over time the total return of the Russell 1000 Index. The Portfolio seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investment in equity securities that satisfy the Portfolio's investment and social criteria. There can be no assurance that the Portfolio will be successful in meeting its objective. Long-term capital growth may be achieved as the Portfolio attempts to track its index. The Portfolio's investment objective is not fundamental and, unless otherwise specified, its policies and strategies are not fundamental. The investment objective and each non-fundamental policy and strategy may be changed by the Fund's Board of Trustees without shareholder approval.

INVESTMENT STRATEGY AND RELATED RISKS

Investment Strategy

The Portfolio follows an enhanced index management strategy. This means that, rather than passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Portfolio's performance, relative to that index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Portfolio's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the index in terms of various factors such as industry weightings, capitalization, and yield. By providing exposure to these various factors which affect returns to match the factor exposure of the index, the Subadvisor seeks to provide a return for the Portfolio that differs only minimally from the Index. Even though certain industries are eliminated from the Portfolio by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks. The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance.

Each security identified for potential investment is ranked according to two separate and relatively uncorrelated measures: value and momentum of market sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The momentum measure of market sentiment examines changes in market analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures combine to create a single composite score of each stock's attractiveness. The Portfolio is constructed from securities that meet its social criteria, weighted through a quadratic optimization* process that seeks to reduce risk vis-a-vis the Russell 1000 Index.

* An optimizer is a mathematical algorithm for maximizing or minimizing an objective function relative to some set of constraints - here, to minimize tracking error (active risk) while using only those stocks which pass the Portfolio's social screens and limiting transaction costs.

The Portfolio will generally have at least 65% of its total assets invested in securities represented in the Russell 1000 Index. Any investments not in the Index will meet the Portfolio's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor expects to hold between 100 and 150 stocks.

The Russell 1000 index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $7.6 billion; the median market capitalization was approximately $3.0 billion. The smallest company in the Russell 1000 Index had an approximate market capitalization of $1.1 billion.

Tracking the Index

The Subadvisor expects a tracking error over time of no more than 2.5%, although there can be no guarantee such results will be achieved. The process used by the Portfolio to attempt to track the Index within this limit relies on assessing the difference between the Portfolio's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Portfolio. The extent to which the total risk characteristics of the Portfolio varies from that of the Index is active risk or tracking error.

The Portfolio's ability to track the index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Portfolio returns against Index returns the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R-squared. Values in excess of 90% indicate a very high degree of correlation between the Portfolio and the Index. The Portfolio will also be monitored to ensure that general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance. Where variations are deemed to be systematic or associated with a particular feature of the investment process, the constraints on the Portfolio associated with that factor may be adjusted to ensure a higher degree of correlation to the Index.

Risks

An index fund has operating expenses; a market index does not. The Portfolio - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly. The Portfolio is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

The Portfolio is subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. The Portfolio's total return and share price will fluctuate within a wide range, so an investor could lose money over short or even extended periods.

In seeking returns consistent with the Russell 1000 Index universe of stocks, the Portfolio will normally be as fully invested as practicable in stocks or their equivalents. The Portfolio does not currently anticipate holding more than 5% of its net assets in cash or cash equivalents.

The Portfolio may use stock futures and options as part of its investment strategy

Besides investing in the stocks found in the Russell 1000 Index, the Portfolio may also follow a number of other investment policies to achieve its objective. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures. The Portfolio can use these practices for liquidity and to seek to hedge cash exposure in the Portfolio. The decision to invest in these instruments will be based on market conditions, regulatory limits and tax considerations. There can be no assurance that engaging in options, futures, or any other investment strategy will be successful. If market values or other economic factors are misgauged, the Portfolio may be worse off than had it not employed the strategy. If market conditions are judged incorrectly, if a strategy does not correlate well with the Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of these strategies may result in a disadvantage to the Portfolio if it is not able to purchase or sell a portfolio holding at an optimal time due to the need to cover its transaction in its segregated account, or due to the inability of the Portfolio to liquidate its position because of its relative illiquidity. See the Statement of Additional Information for more details about these strategies and limitations on illiquid securities.

Borrowing/Repurchase Agreements/Securities Lending

The Portfolio may borrow money from banks (and pledge its assets to secure such borrowing) for temporary or emergency purposes, but not for leverage. Such borrowing may not exceed one third of the value of the Portfolio's total assets. The Portfolio may also invest in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. The Portfolio may lend its securities. The Portfolio has no current intention to use borrowing, repurchase agreements or securities lending with respect to more than 5%, respectively, of the Portfolio's net assets.

Additional policies and restrictions

The Portfolio's Statement of Additional Information describes additional policies and restrictions concerning the investments of the Portfolio.

SOCIALLY RESPONSIBLE INVESTMENT CRITERIA

EACH INVESTMENT IS SELECTED WITH A CONCERN FOR ITS SOCIAL IMPACT

         The Portfolio invests in accordance with its philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort.

         The Portfolio applies the following criteria for the selection of organizations in which it invests. The Portfolio recognizes, however, that these criteria represent standards of behavior which few, if any, organizations totally satisfy and that, as a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Advisor.

         Given these considerations, the Portfolio seeks to invest in a producer or service provider which:

         1. Delivers safe products and services in ways which sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters.

         2. Is managed with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans.

         3. Negotiates fairly with its workers, provides an environment supportive of their wellness, does not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, does not consistently violate regulations of the Equal Employment Opportunity Commission, and provides opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations.

         4. Fosters awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

         The Portfolio will not invest in an issuer which the Advisor determines to be significantly engaged in:

         1. The production of nuclear energy or the manufacture of equipment to produce nuclear energy.

         2.       Business activities in support of repressive regimes.

         3.       The manufacture of weapon systems.

         4.       The manufacture of alcoholic beverages or tobacco products.

         5.       The operation of gambling casinos.

The Portfolio believes that social and technological change will continue to transform America and the world into the next century. Those enterprises which exhibit a social awareness measured in terms of the above attributes and considerations should be better prepared to meet future societal needs for goods and services. By responding to social concerns, these enterprises should maintain flexibility and further social goals. In so doing they should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to provide a positive return to both investors and society as a whole.

With respect to U.S. government securities, the Portfolio invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further or are compatible with the Portfolio's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

The above social screening criteria may be changed by the Board of Trustees without shareholder approval.

TOTAL RETURN

The Portfolio may advertise total return for each class. Total return is based on historical results and is not intended to indicate future performance.

Total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. A cumulative total return reflects the performance of the class over a stated period of time. An average annual total return reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. Further information about the Portfolio's performance is contained in its Annual Report to Shareholders, which may be obtained without charge.

MANAGEMENT OF THE PORTFOLIO

The Board of Trustees supervises the Portfolio's activities and reviews its contracts with companies that provide services to the Portfolio.

The Portfolio is a diversified series of Calvert Social Investment Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on December 14, 1981. The other series of the Trust are the Managed Growth, Bond, Equity and Money Market Portfolios.

The Portfolio offers four classes of shares - - Class A, Class B, Class C and Class I. The Classes have different sales charges and other expenses which will result in different performance. They also have different shareholder servicing, conversion and exchange privileges. This Prospectus relates only to Class I. For information on the Portfolio's other Classes of shares, contact Calvert at 1-800-327-2109.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of the Portfolio you own. Matters affecting classes differently will be voted on separately by the affected class.

Board of Trustees

REBECCA ADAMSON
President, First Nations Development Institute

RICHARD L. BAIRD, JR.
Executive Vice President, Family Health Council, Inc.

JOHN G. GUFFEY, JR.
Co-Chair, Calvert Social Investment Foundation
Treasurer and Director, Silby, Guffey & Co., Inc.

JOY V. JONES, Esq.
Attorney and Entertainment Manager

BARBARA J. KRUMSIEK
President, Chief Executive Officer and Vice Chair, Calvert Group, Ltd. and subsidiaries

TERRENCE J. MOLLNER, Ed.D.
Founder and Chair, Trusteeship Institute, Inc.
Co-Chair, Calvert Social Investment Foundation

(Ms.) SYDNEY AMARA MORRIS
Unitarian Church of Vancouver, Canada

CHARLES T. NASON
Chairman, President, and Chief Executive Officer, The Acacia Group

D. WAYNE SILBY
President, Secretary, and Director, Silby, Guffey & Co., Inc.
Chair, CSIF Board of Trustees

Advisory Council

The Advisory Council is a resource to the Fund's Board of Trustees regarding communication networks for the Fund and the application and refinement of the Fund's social criteria.

TIMOTHY SMITH
(Chair) Executive Director, Interfaith Center on Corporate Responsibility

ROBERT BROWNE
President, Twenty-First Century Foundation

WILLIAM J. BYNUM
President and CEO, Enterprise Corporation for the Delta

JACK CHIN
Coordinator, Funder's Forum on Environmental Education

FRED DAVIE
Program Officer, Community and Resource Development, Ford Foundation

MARIAN WRIGHT EDELMAN
President & Founder, Children's Defense Fund

MICHAEL FISCHER
Program Officer, William and Flora Hewlett Foundation

ELIZABETH HARRIS
Vice President, UNC Partners, Inc.

SOPHIA BRACEY HARRIS
Founder and Executive Director, The Federation of Childcare Centers of Alabama, Inc.

JAMES E. HEARD
President, Breakwater Holdings

HAZEL HENDERSON
Independent Futurist and Author

ERICA HUNT
Executive Director, Twenty-First Century Foundation

GRACE LECLAIR
Writer, Consultant and Theorist Concerning the Impacts of Economics on Family and Community Life

KAI LEE
Professor of Environmental Studies and Director of the Center for Environmental Studies, Williams College

JESSICA LIPNACK
President, The Networking Institute, Inc.

ROBERT CARTER RANDOLPH
Attorney and Mediator/Arbitrator Washington Arbitration and Mediaton Services

RUSTUM ROY
Professor of Geochemistry, Pennsylvania State University

BYRON RUSHING
State Representative, Massachusetts

MARC DAVID SARKADY
Leadership Consultant and International Facilitator

GAIL SNOWDEN
Group Executive, Community Banking Group, Bank of Boston

JEFFREY STAMPS
Chairman, The Networking Institute, Inc.

THOMAS STONEBACK
Vice President and Chief Administrative Officer, Rodale Press, Inc.

DARRELD RAY TURNER, II
Policy Advisor, Cherokee Nation of Oklahoma

DIANE WHITE
Owner, Blackberry

D. Wayne Silby, Chair of the Fund's Board of Trustees, serves as an ex officio member of the Advisory Council.

Calvert Asset Management Company, Inc. serves as Advisor to the Portfolio.

Calvert Asset Management Company, Inc. ("CAMCO" or the "Advisor") is the Portfolio's investment advisor. Founded in 1976, CAMCO serves as investment advisor to over 30 mutual funds, including the first and largest family of socially screened funds. CAMCO assets under management as of December 31, 1997 exceeded $5 billion. The Advisor provides the Portfolio with investment supervision and management, certain administrative services and office space; furnishes executive and other personnel to the Portfolio; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Advisor may also assume and pay certain advertising and promotional expenses of the Portfolio and reserves the right to compensate broker-dealers in return for their promotional or administrative services. The Portfolio pays all other operating expenses as noted in the Statement of Additional Information.

Calvert Group is One of the Largest Investment Management Firms in the Washington, D.C. Area.

Calvert Group, Ltd., parent of the Portfolio's investment advisor, shareholder servicing agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

State Street Global Advisors is the Portfolio's Subadvisor.

State Street Global Advisors ("Subadvisor" or "SSGA"), a division of State Street Bank & Trust Company ("State Street"), is the Subadvisor to the Portfolio. Its principal business office is located at 225 Franklin Street, Boston, Massachusetts, USA. With over $400 billion under management SSGA provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, and Paris. The Subadvisor's Global Enhanced Index Products Group manages the investment and reinvestment of the assets of the Portfolio, although the Advisor screens potential investments for compatibility with the Portfolio's social criteria.

State Street is one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds and a pioneer in the development of U.S. and international index funds. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.

The Trust has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolio, pursuant to approval by the Board of Trustees, to enter into and materially amend contracts with the Portfolio's Subadvisor (including replacing the Subadvisor) without shareholder approval. See "Investment Advisor and Subadvisor" in the Statement of Additional Information for further details.

The Advisor receives a fee based on a percentage of the Portfolio's assets.

Pursuant to the Investment Advisory Agreement, the Portfolio pays the Advisor an annual fee, payable monthly, of 0.60% of the Portfolio's average daily net assets. From this, the Advisor pays the Subadvisor an annual fee, payable monthly of 0.35% of the Portfolio's average daily net assets, subject to a minimum annual fee of $150,000.

The Advisor may, in its discretion, defer its fees or assume certain of the Portfolio's operating expenses. The Investment Advisory Agreement provides that the Advisor may later, to the extent permitted by law, recapture any fees it deferred, or expenses it assumed during the two prior years.

Calvert Administrative Services Company provides administrative services for the Portfolio.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides certain administrative services for the Portfolio, including the preparation of regulatory filings and shareholder reports, the determination of periodic distributions per share, and the maintenance of certain portfolio and general accounting records. For providing such services, CASC receives an annual fee from the Portfolio, payable monthly, of 0.10% of the average daily net assets for Class I Shares.

Calvert Distributors, Inc. serves as underwriter to market the Portfolio's shares.

Calvert Distributors, Inc. ("CDI") is the Portfolio's principal underwriter and distributor. Under the terms of its underwriting agreement with the Portfolio, CDI markets and distributes the Portfolio's shares and is responsible for payment of commissions and remitting distribution and/or service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Portfolio's shareholder servicing agent. National Financial Data Services, Inc. 1004 Baltimore, Kansas City, Missouri, 64105, is the transfer and dividend disbursing agent.

SHAREHOLDER GUIDE

Opening An Account

You can buy shares of the Portfolio in several ways.

An account application accompanies this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call Calvert Group at 800-327-2109. Be sure to specify which class you wish to purchase.

Class I Shares - (Institutional)

Class I shares require a minimum account balance of $1,000,000. They have no sales charge or Distribution Plan.

Arrangements with Broker-Dealers and Others

In compliance with the rules of the NASD, CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Portfolio and/or shares of other Portfolios underwritten by CDI. CDI may make expense reimbursements for special training of a broker-dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Brokers or others may receive different levels of compensation depending on which Class of shares they sell. CDI may pay dealers a finder's fee of up to 0.15% of the amount of purchase on Class I purchases of over $1 million. If paid, CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all shares within twelve months of the time of purchase.

HOW TO BUY SHARES

For Class I Accounts: Purchases must be by bank wire. Minimum initial Class I investment is $1 million; minimum subsequent Class I investment is $25,000-- Call Calvert at 800-327-2109 for details.

NET ASSET VALUE

Net asset value, or "NAV," refers to the worth of one share. NAV is computed per class by adding the value of all portfolio holdings, plus other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. This value is calculated at the close of the Portfolio's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Portfolio is open for business each day the New York Stock Exchange is open. All purchases of Portfolio shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If quotations are not available, securities are valued by a method that the Board of Trustees believes accurately reflects fair value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

Your purchase will be processed at the next offering price based on the next net asset value calculated after your order is received and accepted. All your purchases must be made in U.S. dollars. No cash will be accepted. The Portfolio reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order.

EXCHANGES

Each exchange represents the sale of shares of one Portfolio and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

If your investment goals change, the Calvert Group of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group funds in order to respond to changes in your goals or in market conditions. However, the Portfolio is intended as a long-term investment and not for frequent short-term trades. Before you make an exchange from the Portfolio, please note the following:

         Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund into which you want to exchange for relevant information, including class offerings. The exchange privilege is only available in states where shares of the Fund into which you want to exchange are registered for sale.

         Complete and sign an application for an account in the Fund into which you want to exchange, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if you have not declined telephone transaction privileges and the shares are not in certificate form. See "Selling Your Shares" and "How to Sell Your Shares-- By Telephone and-- Exchange to Another Calvert Group Fund."

         Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the Portfolio during any 6-month period will be given written notice that they may be prohibited from making additional investments. This policy does not prohibit a shareholder from redeeming shares of the Portfolio.

         The Portfolio reserves the right to terminate or modify the exchange privilege in the future upon 60 days' written notice.

OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour performance and price information

Calvert Group has a round-the-clock telephone service for most classes and a website at http://www.calvertgroup.com that lets existing customers obtain prices, yields, performance information, account balances, and, by telephone only, authorize certain transactions.

Telephone Transactions

Calvert may record all telephone calls.

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone. You automatically have telephone privileges unless you elect otherwise. The Trust, the transfer agent, the shareholder servicing agent, and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Optional Services

The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding of General Mailings

Householding reduces Portfolio expenses and saves paper and trees for the environment.

If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as statements, confirmations, prospectuses, semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.

Special Services and Charges

The Portfolio pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

HOW TO SELL YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received. See below for specific requirements necessary to make sure your redemption request is accepted. Redemptions may be made in kind if, in the sole opinion of the Advisor, it is in the best interest of the Portfolio to do so.

Redemption Requirements To Remember

To ensure acceptance of your redemption request, please follow the procedures described here and below.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Portfolio, it may take up to 7 days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Minimum account balance is $1,000,000 for Class I.

If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Type of Registration       Requirements

Corporations,
Associations               Letter of instruction and corporate resolution,
                           signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts                     Letter of instruction signed by the Trustee(s)
                           (as Trustees), with a signature guarantee. (If the Trustee's name is not registered on your account, provide a copy of the trust document, certified within the last 60 days.)

By Telephone

Please call 800-368-2745. You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized. See "Telephone Transactions." Class I redemptions must be made by wire.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each year, the Portfolio distributes substantially all of its net investment income and capital gains to shareholders.

Dividends from the Portfolio's net investment income are declared and paid annually. Net investment income generally consists of the interest income, profits from securities loans, net short-term capital gains, if any, and dividends, less expenses. Distributions of net long-term capital gains, if any, are normally declared and paid by the Portfolio once a year; however, the Portfolio does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary among classes because of different fees.

Distribution Payment Options

Dividends and distributions are automatically reinvested in additional shares, unless on the account application you request to have them paid to you in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested at net asset value ("NAV") in shares of any other Calvert Group Portfolio. If you choose to have them reinvested in the same Portfolio, the new shares will be purchased at the NAV on the reinvest date, which is generally 1 to 3 days prior to the payment date. You must be a shareholder on the record date to receive dividends. You must notify the Portfolio in writing prior to the record date if you want to change your payment options.

"Buying a Dividend"

At the time of purchase, the share price of each class of the Portfolio may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable as dividends or capital gains distributions. On the record date for a distribution, the Portfolio's per share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

The Portfolio normally distributes all net income and capital gain to shareholders. These distributions are taxable to you regardless of whether they are taken in cash or reinvested. Distributions of net investment income are taxable as ordinary income; distributions of net long-term capital gains are taxable as long-term capital gains regardless of how long you have held the shares. Dividends and distributions declared during October, November or December and paid in January of the following year are taxable in the year they are declared. The Portfolio will mail you Form 1099-DIV in January indicating the federal tax status of your dividends and any capital gain distribution paid to you during the year. If distributions exceed the Portfolio's net investment income and capital gain for the year, the excess will reduce your tax basis for your shares in the Portfolio.

You may realize a capital gain or loss when you sell or exchange shares.

If you sell or exchange your Portfolio shares you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. In January, the Portfolio will mail you Form 1099-B indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Taxpayer Identification Number, Back-up Withholding

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, federal law requires the Portfolio to withhold 31% of your dividends, capital gain distributions, and redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Portfolio reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Prospectus
April 20, 1998

Calvert Social Investment Fund
Managed Index Portfolio

Class I (Institutional Investors)

To Open an Account:
800-327-2109

Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
800-368-2745

TDD for Hearing Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105

Calvert Group Web-Site
Address: http://www.calvertgroup.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814



Table of Contents

Portfolio Expenses                               2
Investment Objective and Policies                3
Investment Strategy and Related Risks            3
Socially Responsible Investment Criteria         5
Total Return                                     7
Management of the Portfolio                      7
SHAREHOLDER GUIDE:                               11
How to Buy Shares                                11
Net Asset Value                                  12
When Your Account Will Be Credited               12
Exchanges                                        12
Other Calvert Group Services                     13
How to Sell Your Shares                          14
Dividends, Distributions and Taxes               14